Exhibit 10.1

Fourth Supplemental Agreement to Loan Agreement

Agreement Number: BR2011021-012

Party A (Lender):	Bairui Trust Co., Ltd.
Legal Representative:	MA Baojun
Address:	ZhongyuanGuangfa Development Financial Building, No. 10 Business Waihuan Road, Zhengdong New District, Zhengzhou
Contact Address:	ZhongyuanGuangfa Development Financial Building, No. 10 Business Waihuan Road, Zhengdong New District, Zhengzhou
Telephone:	0371-69177223 Fax: 0371-69177300

Party B (Borrower):	Pingdingshan Hongli Coking and Coal Co., Ltd.
Legal Representative:	LV Jianhua
Address:	The intersection between Kuanggong Road and Tiyu Road ,Xinhua District, Pingdingshan
Contact Address:	The intersection between Kuanggong Road and Tiyu Road ,Xinhua District, Pingdingshan
Telephone:	0375-2912016 Fax: 0375-2920035

Party C (Guarantor):	Pingdingshan Hongyuan Energy Science and Technology Development, Co., Ltd.
Legal Representative:	LV Jianhua
Address:	West Renmin Road, Chengguan, Baofeng, Pingdingshan, Henan Province, People’s Republic of China
Contact Address:	West Renmin Road, Chengguan, Baofeng, Pingdingshan, Henan Province, People’s Republic of China
Telephone:	0375-2912016 Fax: 0375-2920035

Party D (Guarantor):	LV Jianhua
Identification Number:	410403196711232014
Address:	Kaiyuan Road East Yard No. 2, Building No. 3, No.134, Zhanhe District, Pingdingshan, Henan Province
Contact address:	Kaiyuan Road East Yard No. 2, Building No. 3, No.134, Zhanhe District, Pingdingshan, Henan Province
Telephone:	13903750608 Fax: 0375-2920035

In view of:

1.	Pursuant to request from Pingdingshan Rural Agricultural Trust Cooperative (hereinafter “Trustee”), Party A established Barui Baosheng No. 117 Capital Trust (Hongli Coke), and disbursed funds from such trust to Party B in the form of loans.

2.	Party A, Party B, Party C and Party D entered into the following agreements: Loan Agreement (Agreement Number: BR2011021-002, the “Loan Agreement”) on April 2, 2011; Supplemental Agreement to Loan Agreement (Agreement Number: BR2011021-005, the “First Supplemental Agreement”) on November 30, 2011; Second Supplemental Agreement to Loan Agreement (Agreement Number: BR2011021-008, the “Second Supplemental Agreement”) on April 23, 2013; and Third Supplemental Agreement to Loan Agreement (Agreement Number: BR2011021-011, the “Third Supplemental Agreement”) on April 2, 2014. The Loan Agreement, the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement are collectively referred to as the “Agreement.”

3.	As agreed by Trustee, Party B has applied with Party A for payment extension, which extension Party A is processing in accordance with the application.

Now, Party A, Party B, Party C and Party D, after negotiations, mutually enter into this agreement to amend the terms of the Agreement.

1.	The Amended Terms

a.	The parties hereby agree that the loan principal of RMB 78,000,000.00 originally due on April 2, 2014, is now due on April 2, 2015.

b.	The applicable interest rate for the loan principal outstanding commencing as of the date hereof shall be 11.88% per year.

c.	The interest rate (based on 11.88% per year) is calculated on a daily basis (based on 365 days per year) from the actual date that Party A issues a loan. Interest payment is settled on the 20th day of the final month of each calendar quarter. Principal is due on the last interest payment date, with all outstanding interest due along with the principal. If settlement date falls on legal or public holiday, then settlement date shall be the first working day thereafter. Interest payment shall be made into an account designated by Party A.

2.	Notice and Delivery

Any notice or response relating to this agreement shall be by personal delivery, certified mail, express mail or facsimile. The following shall constitute delivery:

a.	If by personal delivery, the date such delivery is signed for by the intended recipient;
b.	If by certified mail, on the fifth working day after mailing date;
c.	If by express mail, on the third working day after mailing date;
d.	If by facsimile, on the date of transmission.

All notices under this agreement shall be made in accordance with the contact information set forth at the beginning of this agreement. Each of Borrower and Guarantors must notify Lender in writing at least 15 days in advance of any change to its contact information, and shall be solely responsible for any legal liabilities resulting from ineffective notice due to noncompliance with this provision.

3.	Others

a.	This agreement shall supplement the Loan Agreement, and this agreement shall govern if there is any inconsistency with the Loan Agreement, the First Supplemental Agreement, the Second Supplemental Agreement or the Third Supplemental Agreement, provided that any terms not covered by this agreement shall be governed by the Loan Agreement, the First Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement.

b.	This agreement shall become effective after its signing by the legal representatives or other authorized representatives of Parties A, B, C and D (or their seals).

c.	This agreement shall be made in six copies, with Parties A and B each holding two, and Parties C and D each holding one, all having the same legal effect.

Signature Page of Agreement BR2011021-008

Party A (Lender):	Bairui Trust Co., Ltd. [seal]

Legal representative or
Authorized Representative:

Party B (Borrower):	Pingdingshan Hongli Coal and Coking Co., Ltd. [seal]

Legal representative or
Authorized Representative:	/s/ LV Jianhua

Party C (Guarantor):	Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. [seal]

Legal representative
or Authorized Representative:	/s/ LV Jianhua

Party D (Guarantor):	LV Jianhua /s/ LV Jianhua

Entered into in Zhengdong New District, Zhengzhou, Henan Province, on April 3, 2014